                                                                    Exhibit 4.1
                                   [SPECIMEN]
                                [NOT NEGOTIABLE]

  NUMBER                                                               SHARES
-----------                                                         ------------

                                                                    COMMON STOCK

                           [HERITAGE WORLDWIDE LOGO]

                            HERITAGE WORLDWIDE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                               CUSIP 427266 101

THIS CERTIFIES THAT:



is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE

------------------------- HERITAGE WORLDWIDE, INC. -----------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                       [HERITAGE WORLDWIDE, INC. SEAL]


/s/ Howard Blum                                        /s/ Howard Blum
---------------------                                  -----------------------
SECRETARY                                              PRESIDENT





COUNTERSIGNED AND REGISTERED
     INTERWEST TRANSFER COMPANY, INC.
     SALT LAKE CITY, UTAH                           TRANSFER AGENT AND REGISTRAR


                                                    AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
 JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT --                    Custodian
                    ---------------------------------------------------------
                    (Cust)                                            (Minor)
                    under Uniform Gifts to Minors Act
                                                     ------------------------
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sell, assign and transfer unto
                   ---------------------

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


------------------------------------------------------------------------ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------------------



                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
-------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.